Second Quarter 2015

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Second Quarter 2015

 TABLE OF CONTENTS
(Dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Consolidated U.S. GAAP Results¹

Premium Income	$2,017.5	$1,943.6	$4,023.8	$3,882.1	$7,797.2	$7,624.7

Operating Revenue	$2,702.9	$2,630.9	$5,365.6	$5,239.0	$10,508.4	$10,361.8
Net Realized Investment Gain (Loss)	0.8	25.9	(14.5)	32.2	16.1	6.8

Revenue	$2,703.7	$2,656.8	$5,351.1	$5,271.2	$10,524.5	$10,368.6

Net Income	$224.3	$239.4	$437.2	$465.2	$402.1	$847.0
Net Income Per Share:
Basic	$0.90	$0.93	$1.75	$1.80	$1.57	$3.20
Assuming Dilution	$0.90	$0.93	$1.74	$1.79	$1.57	$3.19

Operating Return on Equity
Unum US	12.7%	13.8%	13.1%	13.4%	13.3%	13.4%
Unum UK	19.1%	18.6%	17.1%	18.5%	18.3%	14.0%
Colonial Life	16.6%	17.1%	16.9%	17.5%	16.7%	16.4%
Core Operating Segments	14.2%	15.0%	14.3%	14.8%	14.5%	14.1%
Consolidated	11.2%	11.2%	11.3%	11.0%	11.3%	11.3%

Assets			$61,706.8	$62,179.1	$62,450.2	$59,374.1
Stockholders' Equity			$8,515.7	$9,218.3	$8,521.9	$8,639.9

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$160.3	$170.9	$316.4	$301.0	$618.1	$617.5
Net Realized Investment Gain (Loss), After Tax	—	(0.3)	(0.8)	2.5	5.0	(33.0)

Net Income	$160.3	$170.6	$315.6	$303.5	$623.1	$584.5

Capital and Surplus			$3,457.4	$3,473.8	$3,462.8	$3,450.5

Weighted Average Risk-based Capital Ratio			~ 400%	~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and Unum Insurance Company.

Unum Group Capital Metrics

	6/30/2015		6/30/2014		12/31/2014		12/31/2013
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
			As Adjusted
Book Value
Total Stockholders' Equity, As Reported	$8,515.7	$34.53	$9,218.3	$36.19	$8,521.9	$33.78	$8,639.9	$33.23
Net Unrealized Gain on Securities	112.1	0.46	501.2	1.97	290.3	1.15	135.7	0.52
Net Gain on Cash Flow Hedges	391.7	1.59	369.5	1.44	391.0	1.55	396.3	1.52
Subtotal	8,011.9	32.48	8,347.6	32.78	7,840.6	31.08	8,107.9	31.19
Foreign Currency Translation Adjustment	(102.5)	(0.42)	(9.3)	(0.03)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,114.4	32.90	8,356.9	32.81	7,954.0	31.53	8,155.0	31.37
Unrecognized Pension and Postretirement Benefit Costs	(397.9)	(1.61)	(229.5)	(0.90)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,512.3	$34.51	$8,586.4	$33.71	$8,355.5	$33.12	$8,384.9	$32.25

Dividends Paid	$83.5	$0.33	$75.7	$0.29	$159.4	$0.62	$146.5	$0.55

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
Shares Repurchased (millions)	3.0	2.9	6.2	5.8	8.7	11.2
Cost of Shares Repurchased (millions)(1)	$103.1	$100.0	$211.2	$200.1	$300.6	$318.6
Price (UNM closing price on last trading day of period)			$35.75	$34.76	$34.88	$35.08

Leverage Ratio			25.0%	24.1%	25.4%	23.0%

Holding Company Cash and Marketable Securities			$481	$616	$575	$514

(1) Includes commissions of a de minimis amount and $0.1 million for the three and six month periods ended June 30, 2015, respectively, and $0.1 million for the three and six month periods ended June 30, 2014. For the years ended December 31, 2014 and 2013, respectively, $0.1 million and $0.2 million of commissions are included.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Revenue
Premium Income	$2,017.5	$1,943.6	$4,023.8	$3,882.1	$7,797.2	$7,624.7
Net Investment Income	630.7	632.4	1,232.7	1,248.2	2,492.2	2,506.9
Net Realized Investment Gain (Loss)	0.8	25.9	(14.5)	32.2	16.1	6.8
Other Income	54.7	54.9	109.1	108.7	219.0	230.2
Total Revenue	2,703.7	2,656.8	5,351.1	5,271.2	10,524.5	10,368.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,702.8	1,653.4	3,356.7	3,284.7	7,310.8	6,595.7
Commissions	244.6	229.2	501.5	465.2	935.3	909.5
Interest and Debt Expense - Non-recourse Debt	1.7	1.8	3.4	3.7	7.3	8.5
Interest and Debt Expense - All Other Debt	36.3	50.9	72.4	86.9	160.2	140.9
Deferral of Acquisition Costs	(140.7)	(124.8)	(285.7)	(253.8)	(524.0)	(466.8)
Amortization of Deferred Acquisition Costs	124.1	106.4	258.4	225.0	440.8	418.9
Other Expenses	415.1	390.1	821.6	779.9	1,652.1	1,541.9
Total Benefits and Expenses	2,383.9	2,307.0	4,728.3	4,591.6	9,982.5	9,148.6

Income Before Income Tax	319.8	349.8	622.8	679.6	542.0	1,220.0
Income Tax Expense	95.5	110.4	185.6	214.4	139.9	373.0

Net Income	$224.3	$239.4	$437.2	$465.2	$402.1	$847.0

Average Weighted Shares Outstanding
Basic	248.3	256.8	249.9	258.1	255.5	264.7
Assuming Dilution	249.2	257.9	250.7	259.3	256.7	265.9

Actual Number of Shares Outstanding			246.6	254.8	252.3	260.0

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2015	6/30/2014	% Change	6/30/2015	6/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$51.9	$46.8	10.9%	$89.2	$79.5	12.2%	$223.6	$173.3
Group Short-term Disability	32.4	23.3	39.1	56.4	43.1	30.9	118.8	101.9
Group Life and AD&D	48.7	62.3	(21.8)	91.6	103.6	(11.6)	264.8	199.4
Subtotal	133.0	132.4	0.5	237.2	226.2	4.9	607.2	474.6
Supplemental and Voluntary
Individual Disability	13.0	11.7	11.1	25.3	26.3	(3.8)	56.8	52.2
Voluntary Benefits	39.3	39.9	(1.5)	171.2	143.2	19.6	238.1	218.8
Subtotal	52.3	51.6	1.4	196.5	169.5	15.9	294.9	271.0
Total Sales	$185.3	$184.0	0.7	$433.7	$395.7	9.6	$902.1	$745.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$94.8	$91.4	3.7%	$167.3	$151.4	10.5%	$401.7	$324.4
Large Case Market	38.2	41.0	(6.8)	69.9	74.8	(6.6)	205.5	150.2
Subtotal	133.0	132.4	0.5	237.2	226.2	4.9	607.2	474.6
Supplemental and Voluntary	52.3	51.6	1.4	196.5	169.5	15.9	294.9	271.0
Total Sales	$185.3	$184.0	0.7	$433.7	$395.7	9.6	$902.1	$745.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2015	6/30/2014	% Change	6/30/2015	6/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Group Long-term Disability	$14.4	$14.8	(2.7)%	$25.0	$27.1	(7.7)%	$57.4	$50.5
Group Life	4.7	5.4	(13.0)	10.2	9.4	8.5	23.8	21.4
Supplemental	1.4	0.9	55.6	2.0	1.9	5.3	3.9	3.9
Total Sales	$20.5	$21.1	(2.8)	$37.2	$38.4	(3.1)	$85.1	$75.8

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$10.1	$12.6	(19.8)%	$17.0	$20.2	(15.8)%	$42.5	$38.9
Large Case Market	9.0	7.6	18.4	18.2	16.3	11.7	38.7	33.0
Subtotal	19.1	20.2	(5.4)	35.2	36.5	(3.6)	81.2	71.9
Supplemental	1.4	0.9	55.6	2.0	1.9	5.3	3.9	3.9
Total Sales	$20.5	$21.1	(2.8)	$37.2	$38.4	(3.1)	$85.1	$75.8

(in millions of pounds)
Sales by Product
Group Long-term Disability	£9.4	£8.9	5.6%	£16.4	£16.3	0.6%	£35.1	£32.2
Group Life	3.1	3.2	(3.1)	6.7	5.6	19.6	14.4	13.7
Supplemental	0.9	0.5	80.0	1.3	1.1	18.2	2.4	2.5
Total Sales	£13.4	£12.6	6.3	£24.4	£23.0	6.1	£51.9	£48.4

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£6.6	£7.6	(13.2)%	£11.1	£12.1	(8.3)%	£25.8	£24.9
Large Case Market	5.9	4.5	31.1	12.0	9.8	22.4	23.7	21.0
Subtotal	12.5	12.1	3.3	23.1	21.9	5.5	49.5	45.9
Supplemental	0.9	0.5	80.0	1.3	1.1	18.2	2.4	2.5
Total Sales	£13.4	£12.6	6.3	£24.4	£23.0	6.1	£51.9	£48.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2015	6/30/2014	% Change	6/30/2015	6/30/2014	% Change	12/31/2014	12/31/2013
Sales by Product
Accident, Sickness, and Disability	$60.4	$57.3	5.4%	$109.7	$104.0	5.5%	$260.7	$238.2
Life	18.6	18.3	1.6	34.5	32.5	6.2	78.8	68.1
Cancer and Critical Illness	16.8	15.0	12.0	29.1	26.1	11.5	70.6	61.3
Total Sales	$95.8	$90.6	5.7	$173.3	$162.6	6.6	$410.1	$367.6

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$66.6	$63.8	4.4%	$122.3	$115.5	5.9%	$275.6	$246.0
Large Case Market	9.9	10.0	(1.0)	17.2	19.7	(12.7)	53.2	49.0
Subtotal	76.5	73.8	3.7	139.5	135.2	3.2	328.8	295.0
Public Sector	19.3	16.8	14.9	33.8	27.4	23.4	81.3	72.6
Total Sales	$95.8	$90.6	5.7	$173.3	$162.6	6.6	$410.1	$367.6

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2015	2014
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$44,570.4	$45,064.9
Mortgage Loans	1,856.5	1,856.6
Policy Loans	3,248.4	3,306.6
Other Long-term Investments	585.0	545.0
Short-term Investments	762.8	974.3
Total Investments	51,023.1	51,747.4

Other Assets
Cash and Bank Deposits	122.6	102.5
Accounts and Premiums Receivable	1,652.4	1,634.7
Reinsurance Recoverable	4,777.8	4,906.4
Accrued Investment Income	803.2	696.1
Deferred Acquisition Costs	1,937.8	1,901.3
Goodwill	198.8	198.7
Property and Equipment	535.7	531.7
Income Tax Receivable	5.7	69.5
Other Assets	649.7	661.9
Total Assets	$61,706.8	$62,450.2

Liabilities
Policy and Contract Benefits	$1,549.4	$1,529.3
Reserves for Future Policy and Contract Benefits	44,842.4	45,929.4
Unearned Premiums	489.6	396.6
Other Policyholders’ Funds	1,680.9	1,657.8
Deferred Income Tax	41.2	62.0
Short-term Debt	151.9	151.9
Long-term Debt - Non-recourse	350.0	398.4
Long-term Debt - All Other	2,230.8	2,230.3
Payables for Collateral on Investments	409.9	73.8
Other Liabilities	1,445.0	1,498.8
Total Liabilities	53,191.1	53,928.3

Stockholders’ Equity
Common Stock	30.2	30.2
Additional Paid-in Capital	2,235.5	2,221.2
Accumulated Other Comprehensive Income	3.4	166.4
Retained Earnings	7,656.0	7,302.3
Treasury Stock	(1,409.4)	(1,198.2)
Total Stockholders’ Equity	8,515.7	8,521.9
Total Liabilities and Stockholders’ Equity	$61,706.8	$62,450.2

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2013	$1,051.5	$34.3	$743.4	$1,829.2
Capitalization	292.7	10.5	220.8	524.0
Amortization	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balances at December 31, 2014	1,096.5	30.4	774.4	1,901.3
Capitalization	156.6	4.6	124.5	285.7
Amortization	(151.4)	(5.6)	(101.4)	(258.4)
Adjustment Related to Unrealized Investment Losses	2.9	—	6.1	9.0
Foreign Currency	—	0.2	—	0.2
Balances at June 30, 2015	$1,104.6	$29.6	$803.6	$1,937.8

6. 1

Unum Group Balance Sheets by Segment - June 30, 2015

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,133.8	$2,740.0	$4,180.9	$16,054.7	$3,535.3	$2,715.5	$27,260.7	$1,456.9	$51,023.1
Deferred Acquisition Costs	74.5	63.5	966.6	1,104.6	29.6	803.6	—	—	1,937.8
Goodwill	—	—	187.6	187.6	11.2	—	—	—	198.8
All Other	635.2	166.5	496.2	1,297.9	174.3	251.8	6,158.2	664.9	8,547.1
Total Assets	$9,843.5	$2,970.0	$5,831.3	$18,644.8	$3,750.4	$3,770.9	$33,418.9	$2,121.8	$61,706.8

Liabilities
Reserves and Policyholder Benefits	$7,903.5	$1,729.5	$3,700.9	$13,333.9	$2,949.1	$2,191.5	$30,087.8	$—	$48,562.3
Debt	1.0	—	—	1.0	—	—	350.0	2,381.7	2,732.7
All Other	439.1	153.5	386.1	978.7	78.4	278.2	(156.9)	717.7	1,896.1
Total Liabilities	8,343.6	1,883.0	4,087.0	14,313.6	3,027.5	2,469.7	30,280.9	3,099.4	53,191.1

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,492.3	1,054.2	1,630.7	4,177.2	657.2	1,215.8	3,012.7	(1,051.0)	8,011.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	7.6	32.8	113.6	154.0	65.7	85.4	125.3	73.4	503.8
Total Allocated Stockholders' Equity	1,499.9	1,087.0	1,744.3	4,331.2	722.9	1,301.2	3,138.0	(977.6)	8,515.7

Total Liabilities and Allocated Stockholders' Equity	$9,843.5	$2,970.0	$5,831.3	$18,644.8	$3,750.4	$3,770.9	$33,418.9	$2,121.8	$61,706.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2014 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,216.6	$2,673.8	$4,214.6	$16,105.0	$3,399.2	$2,650.8	$27,668.8	$1,923.6	$51,747.4
Deferred Acquisition Costs	69.8	59.8	966.9	1,096.5	30.4	774.4	—	—	1,901.3
Goodwill	—	—	187.6	187.6	11.1	—	—	—	198.7
All Other	619.3	129.4	538.7	1,287.4	261.8	267.0	6,291.4	495.2	8,602.8
Total Assets	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

Liabilities
Reserves and Policyholder Benefits	$8,104.9	$1,722.2	$3,712.4	$13,539.5	$2,894.3	$2,149.7	$30,929.6	$—	$49,513.1
Debt	—	—	—	—	—	—	398.4	2,382.2	2,780.6
All Other	333.2	91.2	371.1	795.5	69.8	258.8	(296.2)	806.7	1,634.6
Total Liabilities	8,438.1	1,813.4	4,083.5	14,335.0	2,964.1	2,408.5	31,031.8	3,188.9	53,928.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,457.9	1,005.7	1,682.9	4,146.5	648.4	1,178.8	2,814.3	(947.4)	7,840.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	9.7	43.9	141.4	195.0	90.0	104.9	114.1	177.3	681.3
Total Allocated Stockholders' Equity	1,467.6	1,049.6	1,824.3	4,341.5	738.4	1,283.7	2,928.4	(770.1)	8,521.9

Total Liabilities and Allocated Stockholders' Equity	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,418.8	$62,450.2

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Change	6/30/2015	6/30/2014	% Change
		As Adjusted			As Adjusted
Premium Income
Unum US	$1,236.4	$1,157.7	6.8%	$2,466.6	$2,310.2	6.8%
Unum UK	142.2	154.0	(7.7)	281.2	305.7	(8.0)
Colonial Life	335.9	316.8	6.0	668.1	633.2	5.5
Closed Block	303.0	315.1	(3.8)	607.9	633.0	(4.0)
	2,017.5	1,943.6	3.8	4,023.8	3,882.1	3.7
Net Investment Income
Unum US	215.7	218.2	(1.1)	430.7	441.3	(2.4)
Unum UK	38.6	44.3	(12.9)	62.1	77.9	(20.3)
Colonial Life	36.9	35.8	3.1	73.9	72.4	2.1
Closed Block	331.7	325.8	1.8	652.1	641.3	1.7
Corporate	7.8	8.3	(6.0)	13.9	15.3	(9.2)
	630.7	632.4	(0.3)	1,232.7	1,248.2	(1.2)
Other Income
Unum US	31.4	30.3	3.6	62.3	61.2	1.8
Unum UK	—	0.2	(100.0)	—	0.1	(100.0)
Colonial Life	—	0.1	(100.0)	—	—	—
Closed Block	22.8	24.5	(6.9)	46.0	46.1	(0.2)
Corporate	0.5	(0.2)	N.M.	0.8	1.3	(38.5)
	54.7	54.9	(0.4)	109.1	108.7	0.4
Total Operating Revenue
Unum US	1,483.5	1,406.2	5.5	2,959.6	2,812.7	5.2
Unum UK	180.8	198.5	(8.9)	343.3	383.7	(10.5)
Colonial Life	372.8	352.7	5.7	742.0	705.6	5.2
Closed Block	657.5	665.4	(1.2)	1,306.0	1,320.4	(1.1)
Corporate	8.3	8.1	2.5	14.7	16.6	(11.4)
	$2,702.9	$2,630.9	2.7	$5,365.6	$5,239.0	2.4

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2015	6/30/2014	% Change	6/30/2015	6/30/2014	% Change
		As Adjusted			As Adjusted
Benefits and Expenses
Unum US	$1,280.7	$1,190.4	7.6%	$2,542.5	$2,389.4	6.4%
Unum UK	142.5	158.9	(10.3)	272.4	307.6	(11.4)
Colonial Life	295.2	277.8	6.3	586.8	551.6	6.4
Closed Block	620.9	628.8	(1.3)	1,242.7	1,255.5	(1.0)
Corporate	41.7	49.7	(16.1)	78.0	84.7	(7.9)
	2,381.0	2,305.6	3.3	4,722.4	4,588.8	2.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	202.8	215.8	(6.0)	417.1	423.3	(1.5)
Unum UK	38.3	39.6	(3.3)	70.9	76.1	(6.8)
Colonial Life	77.6	74.9	3.6	155.2	154.0	0.8
Closed Block	36.6	36.6	—	63.3	64.9	(2.5)
Corporate	(33.4)	(41.6)	19.7	(63.3)	(68.1)	7.0
	321.9	325.3	(1.0)	643.2	650.2	(1.1)
Income Tax Expense	99.3	104.0	(4.5)	195.8	206.3	(5.1)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	222.6	221.3	0.6	447.4	443.9	0.8

Net Realized Investment Gain (Loss), Net of Tax	3.7	19.0	(80.5)	(6.3)	23.1	(127.3)

Non-operating Retirement-related Loss, Net of Tax	(2.0)	(0.9)	(122.2)	(3.9)	(1.8)	(116.7)

Net Income	$224.3	$239.4	(6.3)	$437.2	$465.2	(6.0)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
			As Adjusted
Premium Income
Unum US	$1,236.4	$1,230.2	$1,186.8	$1,162.7	$1,157.7	$1,152.5	$1,121.3	$1,124.6	$1,131.5
Unum UK	142.2	139.0	148.9	152.6	154.0	151.7	137.9	137.3	137.6
Colonial Life	335.9	332.2	321.1	319.4	316.8	316.4	308.1	309.1	307.9
Closed Block	303.0	304.9	311.1	312.5	315.1	317.9	323.4	326.3	328.8
	2,017.5	2,006.3	1,967.9	1,947.2	1,943.6	1,938.5	1,890.7	1,897.3	1,905.8
Net Investment Income
Unum US	215.7	215.0	223.2	214.4	218.2	223.1	228.2	230.2	228.2
Unum UK	38.6	23.5	38.7	34.4	44.3	33.6	42.0	30.3	45.4
Colonial Life	36.9	37.0	37.6	35.5	35.8	36.6	34.8	35.9	34.0
Closed Block	331.7	320.4	323.0	317.2	325.8	315.5	327.5	314.7	315.6
Corporate	7.8	6.1	10.2	9.8	8.3	7.0	0.8	7.9	6.7
	630.7	602.0	632.7	611.3	632.4	615.8	633.3	619.0	629.9
Other Income
Unum US	31.4	30.9	30.7	30.2	30.3	30.9	29.3	30.2	32.1
Unum UK	—	—	(0.1)	—	0.2	(0.1)	—	0.1	(0.1)
Colonial Life	—	—	—	0.1	0.1	(0.1)	0.1	—	0.1
Closed Block	22.8	23.2	22.3	23.4	24.5	21.6	22.4	23.6	23.8
Corporate	0.5	0.3	2.8	0.9	(0.2)	1.5	5.0	0.3	0.8
	54.7	54.4	55.7	54.6	54.9	53.8	56.8	54.2	56.7
Total Operating Revenue
Unum US	1,483.5	1,476.1	1,440.7	1,407.3	1,406.2	1,406.5	1,378.8	1,385.0	1,391.8
Unum UK	180.8	162.5	187.5	187.0	198.5	185.2	179.9	167.7	182.9
Colonial Life	372.8	369.2	358.7	355.0	352.7	352.9	343.0	345.0	342.0
Closed Block	657.5	648.5	656.4	653.1	665.4	655.0	673.3	664.6	668.2
Corporate	8.3	6.4	13.0	10.7	8.1	8.5	5.8	8.2	7.5
	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5	$2,592.4

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
			As Adjusted
Benefits and Expenses
Unum US	$1,280.7	$1,261.8	$1,231.2	$1,195.2	$1,190.4	$1,199.0	$1,153.6	$1,168.1	$1,180.7
Unum UK	142.5	129.9	149.3	153.5	158.9	148.7	144.0	136.4	149.4
Colonial Life	295.2	291.6	284.7	284.0	277.8	273.8	294.0	276.4	271.2
Closed Block	620.9	621.8	1,325.2	627.4	628.8	626.7	646.7	639.6	639.1
Corporate	41.7	36.3	37.4	35.8	49.7	35.0	39.7	33.6	37.1
	2,381.0	2,341.4	3,027.8	2,295.9	2,305.6	2,283.2	2,278.0	2,254.1	2,277.5
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	202.8	214.3	209.5	212.1	215.8	207.5	225.2	216.9	211.1
Unum UK	38.3	32.6	38.2	33.5	39.6	36.5	35.9	31.3	33.5
Colonial Life	77.6	77.6	74.0	71.0	74.9	79.1	49.0	68.6	70.8
Closed Block	36.6	26.7	(668.8)	25.7	36.6	28.3	26.6	25.0	29.1
Corporate	(33.4)	(29.9)	(24.4)	(25.1)	(41.6)	(26.5)	(33.9)	(25.4)	(29.6)
	321.9	321.3	(371.5)	317.2	325.3	324.9	302.8	316.4	314.9
Income Tax Expense (Benefit)	99.3	96.5	(143.4)	98.1	104.0	102.3	88.5	94.8	99.0

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	222.6	224.8	(228.1)	219.1	221.3	222.6	214.3	221.6	215.9

Net Realized Investment Gain (Loss), Net of Tax	3.7	(10.0)	(11.2)	0.9	19.0	4.1	5.8	(17.2)	8.6

Non-operating Retirement-related Loss, Net of Tax	(2.0)	(1.9)	(42.9)	(0.9)	(0.9)	(0.9)	(1.5)	(1.7)	(8.5)

Net Income (Loss)	$224.3	$212.9	$(282.2)	$219.1	$239.4	$225.8	$218.6	$202.7	$216.0

Net Income (Loss) Per Common Share - Assuming Dilution	$0.90	$0.84	$(1.12)	$0.86	$0.93	$0.86	$0.83	$0.77	$0.81

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income	$1,236.4	$1,157.7	$2,466.6	$2,310.2	$4,659.7	$4,517.1
Net Investment Income	215.7	218.2	430.7	441.3	878.9	919.4
Other Income	31.4	30.3	62.3	61.2	122.1	128.3
Total	1,483.5	1,406.2	2,959.6	2,812.7	5,660.7	5,564.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	879.8	814.8	1,719.7	1,624.3	3,288.1	3,222.4
Commissions	138.5	129.7	284.4	266.2	528.7	505.2
Deferral of Acquisition Costs	(76.5)	(69.6)	(156.6)	(143.9)	(292.7)	(252.0)
Amortization of Deferred Acquisition Costs	68.0	59.4	151.4	130.3	248.1	230.0
Other Expenses	270.9	256.1	543.6	512.5	1,043.6	1,000.8
Total	1,280.7	1,190.4	2,542.5	2,389.4	4,815.8	4,706.4

Income Before Income Tax and Net Realized Investment Gains and Losses	202.8	215.8	417.1	423.3	844.9	858.4
Unclaimed Death Benefits (UDB) Reserve Increase	—	—	—	—	—	75.4
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	—	—	—	—	(85.0)
Operating Income	$202.8	$215.8	$417.1	$423.3	$844.9	$848.8

Operating Ratios (% of Premium Income):
Benefit Ratio	71.2%	70.4%	69.7%	70.3%	70.6%	71.3%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments						71.6%
Other Expense Ratio	21.9%	22.1%	22.0%	22.2%	22.4%	22.2%
Income Ratio	16.4%	18.6%	16.9%	18.3%	18.1%	19.0%
Operating Income Ratio	16.4%	18.6%	16.9%	18.3%	18.1%	18.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Long-term Disability	$409.4	$386.2	$814.7	$769.7	$1,553.5	$1,553.9
Group Short-term Disability	151.6	137.8	299.3	275.1	558.1	519.6
Total Premium Income	561.0	524.0	1,114.0	1,044.8	2,111.6	2,073.5
Net Investment Income	125.2	127.5	250.2	259.0	515.9	547.4
Other Income	24.8	22.9	48.4	44.7	91.0	95.6
Total	711.0	674.4	1,412.6	1,348.5	2,718.5	2,716.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	467.8	429.1	910.8	861.6	1,746.4	1,732.9
Commissions	42.0	39.8	86.5	81.2	161.2	164.0
Deferral of Acquisition Costs	(11.2)	(9.1)	(21.5)	(19.0)	(40.2)	(29.6)
Amortization of Deferred Acquisition Costs	8.5	6.5	16.8	13.0	26.3	21.1
Other Expenses	142.7	135.4	284.5	271.4	550.0	532.4
Total	649.8	601.7	1,277.1	1,208.2	2,443.7	2,420.8

Operating Income	$61.2	$72.7	$135.5	$140.3	$274.8	$295.7

Operating Ratios (% of Premium Income):
Benefit Ratio	83.4%	81.9%	81.8%	82.5%	82.7%	83.6%
Other Expense Ratio	25.4%	25.8%	25.5%	26.0%	26.0%	25.7%
Operating Income Ratio	10.9%	13.9%	12.2%	13.4%	13.0%	14.3%

Persistency:
Group Long-term Disability			91.4%	89.0%	90.6%	87.2%
Group Short-term Disability			86.4%	88.3%	89.6%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Group Life	$336.0	$313.2	$671.0	$623.1	$1,262.3	$1,213.9
Accidental Death & Dismemberment	33.3	31.1	65.9	61.7	125.9	121.6
Total Premium Income	369.3	344.3	736.9	684.8	1,388.2	1,335.5
Net Investment Income	33.8	33.2	67.3	67.3	135.2	139.1
Other Income	0.7	0.4	1.0	0.8	1.4	1.8
Total	403.8	377.9	805.2	752.9	1,524.8	1,476.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	269.9	241.5	530.7	480.8	975.8	909.9
Commissions	30.2	28.0	60.5	56.5	113.3	108.9
Deferral of Acquisition Costs	(8.8)	(7.5)	(16.8)	(14.7)	(31.3)	(24.7)
Amortization of Deferred Acquisition Costs	6.6	5.3	13.1	10.6	21.4	15.6
Other Expenses	53.4	50.0	107.3	100.4	205.2	198.2
Total	351.3	317.3	694.8	633.6	1,284.4	1,207.9

Income Before Income Tax and Net Realized Investment Gains and Losses	52.5	60.6	110.4	119.3	240.4	268.5
UDB Reserve Increase	—	—	—	—	—	49.1
Waiver Reserve Reduction	—	—	—	—	—	(85.0)
Operating Income	$52.5	$60.6	$110.4	$119.3	$240.4	$232.6

Operating Ratios (% of Premium Income):
Benefit Ratio	73.1%	70.1%	72.0%	70.2%	70.3%	68.1%
Benefit Ratio Excluding UDB and Waiver Reserve Adjustments						70.8%
Other Expense Ratio	14.5%	14.5%	14.6%	14.7%	14.8%	14.8%
Income Ratio	14.2%	17.6%	15.0%	17.4%	17.3%	20.1%
Operating Income Ratio	14.2%	17.6%	15.0%	17.4%	17.3%	17.4%

Persistency:
Group Life			88.0%	89.4%	90.8%	88.1%
Accidental Death & Dismemberment			88.7%	90.2%	91.1%	88.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$118.4	$116.0	$236.3	$231.9	$466.1	$465.3
Voluntary Benefits	187.7	173.4	379.4	348.7	693.8	642.8
Total Premium Income	306.1	289.4	615.7	580.6	1,159.9	1,108.1
Net Investment Income	56.7	57.5	113.2	115.0	227.8	232.9
Other Income	5.9	7.0	12.9	15.7	29.7	30.9
Total	368.7	353.9	741.8	711.3	1,417.4	1,371.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	142.1	144.2	278.2	281.9	565.9	579.6
Commissions	66.3	61.9	137.4	128.5	254.2	232.3
Deferral of Acquisition Costs	(56.5)	(53.0)	(118.3)	(110.2)	(221.2)	(197.7)
Amortization of Deferred Acquisition Costs	52.9	47.6	121.5	106.7	200.4	193.3
Other Expenses	74.8	70.7	151.8	140.7	288.4	270.2
Total	279.6	271.4	570.6	547.6	1,087.7	1,077.7

Income Before Income Tax and Net Realized Investment Gains and Losses	89.1	82.5	171.2	163.7	329.7	294.2
UDB Reserve Increase	—	—	—	—	—	26.3
Operating Income	$89.1	$82.5	$171.2	$163.7	$329.7	$320.5

Interest Adjusted Loss Ratio:
Individual Disability	30.6%	30.6%	29.1%	28.9%	30.0%	29.6%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	51.7%	52.3%	50.3%	50.7%	51.6%	51.3%
Voluntary Benefits	43.1%	48.2%	42.0%	47.1%	46.9%	53.0%
Benefit Ratio Excluding UDB Reserve Increase:
Voluntary Benefits						48.9%
Other Expense Ratio	24.4%	24.4%	24.7%	24.2%	24.9%	24.4%
Income Ratio	29.1%	28.5%	27.8%	28.2%	28.4%	26.5%
Operating Income Ratio	29.1%	28.5%	27.8%	28.2%	28.4%	28.9%

Persistency:
Individual Disability			90.4%	90.0%	90.0%	90.5%
Voluntary Benefits			75.2%	78.1%	77.6%	77.0%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	$99.4	$105.9	$195.9	$208.9	$418.9	$389.9
Group Life	30.4	33.7	60.9	68.5	133.2	106.4
Supplemental	12.4	14.4	24.4	28.3	55.1	60.3
Total Premium Income	142.2	154.0	281.2	305.7	607.2	556.6
Net Investment Income	38.6	44.3	62.1	77.9	151.0	148.5
Other Income	—	0.2	—	0.1	—	0.1
Total	180.8	198.5	343.3	383.7	758.2	705.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	100.6	114.0	191.5	220.4	431.0	413.3
Commissions	10.3	10.6	22.3	20.5	42.8	38.0
Deferral of Acquisition Costs	(2.6)	(2.5)	(4.6)	(4.7)	(10.5)	(9.8)
Amortization of Deferred Acquisition Costs	2.8	3.2	5.6	6.4	12.5	14.7
Other Expenses	31.4	33.6	57.6	65.0	134.6	117.0
Total	142.5	158.9	272.4	307.6	610.4	573.2

Operating Income	$38.3	$39.6	$70.9	$76.1	$147.8	$132.0

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
Operating Revenue
Premium Income
Group Long-term Disability	£64.8	£62.9	£128.5	£125.1	£254.4	£249.2
Group Life	19.7	20.0	39.9	41.0	80.8	68.2
Supplemental	8.3	8.6	16.1	17.0	33.4	38.5
Total Premium Income	92.8	91.5	184.5	183.1	368.6	355.9
Net Investment Income	25.2	26.3	40.6	46.6	91.6	94.9
Other Income	(0.1)	0.1	—	0.1	0.1	0.1
Total	117.9	117.9	225.1	229.8	460.3	450.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	65.6	67.7	125.5	132.0	261.4	264.5
Commissions	6.8	6.3	14.7	12.3	26.0	24.3
Deferral of Acquisition Costs	(1.7)	(1.5)	(3.0)	(2.8)	(6.4)	(6.2)
Amortization of Deferred Acquisition Costs	1.9	1.9	3.7	3.8	7.6	9.3
Other Expenses	20.3	19.9	37.7	38.9	81.9	74.7
Total	92.9	94.3	178.6	184.2	370.5	366.6

Operating Income	£25.0	£23.6	£46.5	£45.6	£89.8	£84.3

Weighted Average Pound/Dollar Exchange Rate	1.532	1.678	1.525	1.669	1.646	1.566

Operating Ratios (% of Premium Income):
Benefit Ratio	70.7%	74.0%	68.0%	72.1%	70.9%	74.3%
Other Expense Ratio	21.9%	21.7%	20.4%	21.2%	22.2%	21.0%
Operating Income Ratio	26.9%	25.8%	25.2%	24.9%	24.4%	23.7%

Persistency:
Group Long-term Disability			87.5%	87.5%	90.1%	82.2%
Group Life			79.9%	70.4%	76.0%	66.7%
Supplemental			87.9%	86.3%	86.6%	78.8%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$198.1	$189.2	$394.6	$378.3	$759.8	$738.7
Life	63.3	57.5	125.6	114.9	231.8	221.1
Cancer and Critical Illness	74.5	70.1	147.9	140.0	282.1	272.4
Total Premium Income	335.9	316.8	668.1	633.2	1,273.7	1,232.2
Net Investment Income	36.9	35.8	73.9	72.4	145.5	144.1
Other Income	—	0.1	—	—	0.1	0.2
Total	372.8	352.7	742.0	705.6	1,419.3	1,376.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	169.3	164.6	339.7	324.4	660.6	667.0
Commissions	71.7	63.5	145.1	127.0	262.3	252.5
Deferral of Acquisition Costs	(61.6)	(52.7)	(124.5)	(105.2)	(220.8)	(205.0)
Amortization of Deferred Acquisition Costs	53.3	43.8	101.4	88.3	180.2	174.2
Other Expenses	62.5	58.6	125.1	117.1	238.0	224.3
Total	295.2	277.8	586.8	551.6	1,120.3	1,113.0

Income Before Income Tax and Net Realized Investment Gains and Losses	77.6	74.9	155.2	154.0	299.0	263.5
UDB Reserve Increase	—	—	—	—	—	20.1
Operating Income	$77.6	$74.9	$155.2	$154.0	$299.0	$283.6

Operating Ratios (% of Premium Income):
Benefit Ratio	50.4%	52.0%	50.8%	51.2%	51.9%	54.1%
Benefit Ratio Excluding UDB Reserve Increase						52.5%
Other Expense Ratio	18.6%	18.5%	18.7%	18.5%	18.7%	18.2%
Income Ratio	23.1%	23.6%	23.2%	24.3%	23.5%	21.4%
Operating Income Ratio	23.1%	23.6%	23.2%	24.3%	23.5%	23.0%

Persistency:
Accident, Sickness, and Disability			75.4%	74.8%	75.5%	75.2%
Life			85.4%	84.9%	85.2%	85.2%
Cancer and Critical Illness			82.7%	82.5%	83.5%	83.1%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Premium Income
Individual Disability	$144.3	$157.8	$290.8	$318.9	$624.8	$687.5
Long-term Care	158.2	157.1	316.4	313.6	630.9	630.6
All Other	0.5	0.2	0.7	0.5	0.9	0.7
Total Premium Income	303.0	315.1	607.9	633.0	1,256.6	1,318.8
Net Investment Income	331.7	325.8	652.1	641.3	1,281.5	1,270.2
Other Income	22.8	24.5	46.0	46.1	91.8	93.9
Total	657.5	665.4	1,306.0	1,320.4	2,629.9	2,682.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	553.1	560.0	1,105.8	1,115.6	2,931.1	2,293.0
Commissions	24.1	25.4	49.7	51.5	101.5	113.8
Interest and Debt Expense	1.7	1.8	3.4	3.7	7.3	8.4
Other Expenses	42.0	41.6	83.8	84.7	168.2	160.4
Total	620.9	628.8	1,242.7	1,255.5	3,208.1	2,575.6

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	36.6	36.6	63.3	64.9	(578.2)	107.3
Long-term Care (LTC) Reserve Increase	—	—	—	—	698.2	—
Operating Income	$36.6	$36.6	$63.3	$64.9	$120.0	$107.3

Interest Adjusted Loss Ratios:
Individual Disability	83.6%	89.4%	81.8%	85.4%	83.6%	82.6%
Long-term Care	83.4%	80.8%	85.4%	82.8%	196.6%	89.6%
Long-term Care Excluding the Reserve Increase					85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.9%	13.2%	13.8%	13.4%	13.4%	12.2%
Income (Loss) Ratio	12.1%	11.6%	10.4%	10.3%	(46.0)%	8.1%
Operating Income Ratio	12.1%	11.6%	10.4%	10.3%	9.5%	8.1%

Persistency:
Individual Disability			91.1%	91.4%	91.3%	91.8%
Long-term Care			95.4%	95.2%	95.4%	95.5%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014	12/31/2014	12/31/2013
		As Adjusted		As Adjusted	As Adjusted
Operating Revenue
Net Investment Income	$7.8	$8.3	$13.9	$15.3	$35.3	$24.7
Other Income	0.5	(0.2)	0.8	1.3	5.0	7.7
Total	8.3	8.1	14.7	16.6	40.3	32.4

Interest and Other Expenses	41.7	49.7	78.0	84.7	157.9	147.5

Operating Loss Including Costs Related to Early Retirement of Debt	(33.4)	(41.6)	(63.3)	(68.1)	(117.6)	(115.1)
Costs Related to Early Retirement of Debt	—	13.2	—	13.2	13.2	—
Operating Loss	$(33.4)	$(28.4)	$(63.3)	$(54.9)	$(104.4)	$(115.1)

Unum Group Reserves

	June 30, 2015
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,406.8	$632.0	29.2%	$7,038.8	$67.7	$6,971.1
Group Life and Accidental Death & Dismemberment	69.8	0.4	711.7	187.9	3.8	969.4	2.6	966.8
Individual Disability	554.4	3.2	1,220.4	126.6	5.6	1,901.4	111.9	1,789.5
Voluntary Benefits	1,391.8	8.0	53.5	50.8	0.4	1,496.1	28.6	1,467.5
Unum US Segment	2,016.0	11.6	8,392.4	997.3	39.0	11,405.7	210.8	11,194.9

Unum UK Segment	22.7	0.1	2,180.2	157.3	9.7	2,360.2	113.4	2,246.8

Colonial Life Segment	1,713.0	9.9	279.3	131.2	1.7	2,123.5	8.0	2,115.5

Individual Disability	673.5	3.9	10,056.2	270.1	42.9	10,999.8	1,558.7	9,441.1
Long-term Care	7,133.2	41.2	1,149.1	117.7	5.3	8,400.0	43.7	8,356.3
Other	5,776.5	33.3	209.1	135.4	1.4	6,121.0	4,937.5	1,183.5
Closed Block Segment	13,583.2	78.4	11,414.4	523.2	49.6	25,520.8	6,539.9	18,980.9

Subtotal	$17,334.9	100.0%	$22,266.3	$1,809.0	100.0%	41,410.2	6,872.1	34,538.1

Adjustment to Reserves for Unrealized Gain on Securities						4,981.6	312.9	4,668.7

Consolidated						$46,391.8	$7,185.0	$39,206.8

The decrease in the adjustment to reserves for unrealized gain on securities, relative to year-end 2014, was due primarily to a rise in U.S. Treasury rates. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2014
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,558.4	$581.1	29.5%	$7,139.5	$66.9	$7,072.6
Group Life and Accidental Death & Dismemberment	68.8	0.4	712.6	195.4	3.7	976.8	3.9	972.9
Individual Disability	555.6	3.2	1,201.5	127.3	5.5	1,884.4	112.5	1,771.9
Voluntary Benefits	1,366.4	8.0	52.3	58.4	0.5	1,477.1	29.1	1,448.0
Unum US Segment	1,990.8	11.6	8,524.8	962.2	39.2	11,477.8	212.4	11,265.4

Unum UK Segment	22.8	0.1	2,168.2	145.2	9.6	2,336.2	112.3	2,223.9

Colonial Life Segment	1,670.4	9.8	279.4	127.3	1.7	2,077.1	9.9	2,067.2

Individual Disability	735.0	4.3	10,150.9	285.6	43.1	11,171.5	1,551.7	9,619.8
Long-term Care	6,884.2	40.2	1,083.3	111.9	4.9	8,079.4	42.5	8,036.9
Other	5,811.4	34.0	214.3	140.7	1.5	6,166.4	4,959.8	1,206.6
Closed Block Segment	13,430.6	78.5	11,448.5	538.2	49.5	25,417.3	6,554.0	18,863.3

Subtotal	$17,114.6	100.0%	$22,420.9	$1,772.9	100.0%	41,308.4	6,888.6	34,419.8

Adjustment to Reserves for Unrealized Gain on Securities						6,150.3	365.0	5,785.3

Consolidated						$47,458.7	$7,253.6	$40,205.1

14. 1

Unum Group Investments

	6/30/2015			6/30/2015	3/31/2015
Fixed Maturity Securities (Fair Value)
Public	$28,221.5	63.3%	Selected Statistics
Asset-Backed Securities	80.2	0.2	Earned Book Yield	5.38%	5.29%
Residential Mortgage-Backed Securities (1)	2,367.9	5.3	Average Duration (in years)	7.55	7.67
Commercial Mortgage-Backed Securities	131.4	0.3
Private Placements	5,305.8	11.9
High Yield	3,615.4	8.1
Government Securities	2,725.3	6.1
Municipal Securities (2)	2,073.7	4.7
Redeemable Preferred Stocks	49.2	0.1
Total	$44,570.4	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	9.5%	9.4%	Total Non-Current Investments	$40.2	$40.3
Aa	8.9	9.2	Total Schedule BA Assets	$452.4	$454.0
A	29.5	30.6
Baa	43.1	42.6
Below Baa	9.0	8.2
Total	100.0%	100.0%

(1) Includes $26.9 million of high yield mortgage-backed securities.
(2) Includes $17.4 million of high yield municipal securities.

Unum Group Investments at June 30, 2015

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,550.4	$178.4	$590.2	$37.9	$1,960.2	$216.3
Capital Goods	3,947.9	432.3	383.4	9.9	3,564.5	442.2
Communications	2,993.5	360.6	388.7	15.1	2,604.8	375.7
Consumer Cyclical	1,381.4	137.6	206.8	7.9	1,174.6	145.5
Consumer Non-Cyclical	5,933.8	615.7	927.0	33.6	5,006.8	649.3
Energy	5,837.9	554.4	1,171.9	60.4	4,666.0	614.8
Financial Institutions	3,263.6	308.3	202.5	4.1	3,061.1	312.4
Mortgage/Asset-Backed	2,579.5	190.4	365.4	5.5	2,214.1	195.9
Sovereigns	1,271.5	187.2	—	—	1,271.5	187.2
Technology	1,313.4	62.9	624.3	12.5	689.1	75.4
Transportation	1,674.0	210.5	139.1	5.6	1,534.9	216.1
U.S. Government Agencies and Municipalities	3,527.5	474.8	476.4	16.3	3,051.1	491.1
Public Utilities	8,246.8	1,182.9	269.0	6.9	7,977.8	1,189.8
Redeemable Preferred Stocks	49.2	5.2	10.8	0.2	38.4	5.4
Total	$44,570.4	$4,901.2	$5,755.5	$215.9	$38,814.9	$5,117.1

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
<= 90 days	$3,715.1	$103.9		$950.6	$21.7
> 90 <= 180 days	325.3	15.6		30.8	1.2
> 180 <= 270 days	115.3	8.7		161.0	15.9
> 270 days <= 1 year	9.5	0.1		134.2	19.3
> 1 year	148.2	12.6		165.5	16.9
Total	$4,313.4	$140.9		$1,442.1	$75.0

15. 1

Appendix to Statistical Supplement

2015 Significant Items

•
In January 2014, the Financial Accounting Standards Board (FASB) issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

2013 Significant Items

•
Fourth quarter of 2013 claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	Fourth quarter of 2013 reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

16

Appendix to Statistical Supplement - Continued

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2015		2014				2013
	(in millions)
Operating Revenue	$2,702.9	$2,662.7	$2,656.3	$2,613.1	$2,630.9	$2,608.1	$2,580.8	$2,570.5	$2,592.4
Net Realized Investment Gain (Loss)	0.8	(15.3)	(17.3)	1.2	25.9	6.3	9.3	(26.1)	13.3
Total Revenue	$2,703.7	$2,647.4	$2,639.0	$2,614.3	$2,656.8	$2,614.4	$2,590.1	$2,544.4	$2,605.7

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(1)	Return
	(in millions)		On Equity
Three Months Ended June 30, 2015
Unum US	$132.9	$4,180.2	12.7%
Unum UK	30.3	635.6	19.1%
Colonial Life	50.4	1,211.9	16.6%
Core Operating Segments	213.6	6,027.7	14.2%
Closed Block	24.6	2,958.9
Corporate	(15.6)	(1,049.8)
Total	$222.6	$7,936.8	11.2%

Three Months Ended June 30, 2014
Unum US	$141.3	$4,097.8	13.8%
Unum UK	31.4	679.1	18.6%
Colonial Life	48.7	1,141.0	17.1%
Core Operating Segments	221.4	5,917.9	15.0%
Closed Block	24.2	2,754.3
Corporate	(13.9)	(393.3)
Total	$231.7	$8,278.9	11.2%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Annualized
	Operating	Allocated	Operating
	Income (Loss)	Equity(2)	Return
	(in millions)		On Equity
Six Months Ended June 30, 2015
Unum US	$273.3	$4,161.9	13.1%
Unum UK	55.7	652.8	17.1%
Colonial Life	100.9	1,197.3	16.9%
Core Operating Segments	429.9	6,012.0	14.3%
Closed Block	42.1	2,913.5
Corporate	(24.6)	(999.2)
Total	$447.4	$7,926.3	11.3%

Six Months Ended June 30, 2014
Unum US	$277.3	$4,134.1	13.4%
Unum UK	60.7	655.4	18.5%
Colonial Life	100.1	1,144.0	17.5%
Core Operating Segments	438.1	5,933.5	14.8%
Closed Block	42.9	2,738.4
Corporate	(26.7)	(444.1)
Total	$454.3	$8,227.8	11.0%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average
	Operating	Allocated	Operating
	Income (Loss)	Equity(3)	Return
	(in millions)		On Equity
Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

Year Ended December 31, 2013
Unum US	$556.5	$4,141.8	13.4%
Unum UK	104.5	744.3	14.0%
Colonial Life	184.4	1,122.6	16.4%
Core Operating Segments	845.4	6,008.7	14.1%
Closed Block	70.0	2,580.4
Corporate	(44.0)	(870.4)
Total	$871.4	$7,718.7	11.3%

(3)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	6/30/2015	3/31/2015	12/31/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2012
Total Stockholders' Equity, As Reported	$8,515.7	$8,687.9	$8,521.9	$9,218.3	$8,933.4	$8,639.9	$8,604.6
Net Unrealized Gain on Securities	112.1	414.3	290.3	501.2	325.3	135.7	873.5
Net Gain on Cash Flow Hedges	391.7	411.9	391.0	369.5	398.0	396.3	401.6
Total Stockholders' Equity, As Adjusted	$8,011.9	$7,861.7	$7,840.6	$8,347.6	$8,210.1	$8,107.9	$7,329.5

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2015		12/31/2014	6/30/2014		12/31/2013
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,936.8	$7,926.3	$7,974.3	$8,278.9	$8,227.8	$7,718.7

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2015		2014		2015		2014
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$222.6	$0.89	$231.7	$0.90	$447.4	$1.78	$454.3	$1.75
Net Realized Investment Gain (Loss), Net of Tax	3.7	0.02	19.0	0.07	(6.3)	(0.02)	23.1	0.09
Non-operating Retirement-related Loss, Net of Tax	(2.0)	(0.01)	(0.9)	—	(3.9)	(0.02)	(1.8)	(0.01)
Costs Related to Early Retirement of Debt, Net of Tax	—	—	(10.4)	(0.04)	—	—	(10.4)	(0.04)
Net Income	$224.3	$0.90	$239.4	$0.93	$437.2	$1.74	$465.2	$1.79

	Year Ended December 31
	2014		2013
	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$899.1	$3.51	$871.4	$3.28
Net Realized Investment Gain, Net of Tax	12.8	0.05	3.9	0.02
Non-operating Retirement-related Loss, Net of Tax	(45.6)	(0.18)	(21.4)	(0.08)
Costs Related to Early Retirement of Debt, Net of Tax	(10.4)	(0.04)	—	—
LTC Reserve Increase, Net of Tax	(453.8)	(1.77)	—	—
UDB Reserve Increase, Net of Tax	—	—	(62.1)	(0.24)
Waiver Reserve Reduction, Net of Tax	—	—	55.2	0.21
Net Income	$402.1	$1.57	$847.0	$3.19

* Assuming Dilution

	June 30		December 31
(in millions)	2015	2014	2014	2013
Debt, As Reported	$2,732.7	$2,792.0	$2,780.6	$2,612.0
Excluding Non-recourse Debt	350.0	410.0	398.4	440.0
Debt, As Adjusted	$2,382.7	$2,382.0	$2,382.2	$2,172.0

Total Stockholders' Equity, As Reported	$8,515.7	$9,218.3	$8,521.9	$8,639.9
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	503.8	870.7	681.3	532.0
Excluding Northwind Capital	854.7	840.0	849.9	846.4
Equity, As Adjusted	7,157.2	7,507.6	6,990.7	7,261.5
Debt, As Adjusted	2,382.7	2,382.0	2,382.2	2,172.0
Total Capital, As Adjusted	$9,539.9	$9,889.6	$9,372.9	$9,433.5

Leverage Ratio	25.0%	24.1%	25.4%	23.0%

16. 5